UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 28, 2012

Vitacost.com, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34468	37-1333024
(Commission File Number)	(IRS Employer Identification No.)

5400 Broken Sound Blvd. - NW, Suite 500
Boca Raton, Florida	33487-3521
(Address of Principal Executive Offices)	(Zip Code)

(561) 982-4180
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 28, 2012, Vitacost.com, Inc., a Delaware corporation (“Vitacost”), entered into an arrangement to exit its manufacturing operations and lease its manufacturing facilities to a third-party provider. In connection with the divestiture of its manufacturing operations, Vitacost entered into a Manufacturing Agreement, Facility Lease Agreement, Equipment Rental Agreement and Services Agreement with a third-party provider (the “Agreements”).

Pursuant to the Agreements, Vitacost will lease 25,000 square feet of its facility in Lexington, North Carolina and certain manufacturing equipment to Nutra-Pharma Manufacturing Corp. for a period of 60 months. Also pursuant to the Agreements, Nature’s Value, Inc. will manufacture certain products for Vitacost, and Vitacost will provide services to Nutra-Pharma Manufacturing Corp.

This summary of the Agreements is qualified in its entirety by reference to the text of the Agreements, which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4.

The Company issued a press release regarding the divestiture of its manufacturing operations, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Manufacturing Agreement between Vitacost.com, Inc. and Nature’s Value Inc., dated August 28, 2012.
10.2	Facilities Lease Agreement among Vitacost.com, Inc., Nutra-Pharma Manufacturing Corp. and Nature’s Value, Inc., dated August 28, 2012.
10.3	Equipment Rental Agreement among Vitacost.com, Inc., Nutra-Pharma Manufacturing Corp. and Nature’s Value, Inc., dated August 28, 2012.
10.4	Services Agreement among Vitacost.com, Inc. and Nutra-Pharma Manufacturing Corp., dated August 28, 2012.
99.1	Press Release of the Company, dated August 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITACOST.COM, INC.

Date: August 28, 2012	By:	/s/ Mary L. Marbach
	Name:	Mary L. Marbach
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Manufacturing Agreement between Vitacost.com, Inc. and Nature’s Value Inc., dated August 28, 2012.
10.2	Facilities Lease Agreement among Vitacost.com, Inc., Nutra-Pharma Manufacturing Corp. and Nature’s Value, Inc., dated August 28, 2012.
10.3	Equipment Rental Agreement among Vitacost.com, Inc., Nutra-Pharma Manufacturing Corp. and Nature’s Value, Inc., dated August 28, 2012.
10.4	Services Agreement among Vitacost.com, Inc. and Nutra-Pharma Manufacturing Corp., dated August 28, 2012.
99.1	Press Release of the Company, dated August 28, 2012.

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